                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                             -------------------------

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                             -------------------------

                          DATE OF REPORT: December 1, 1998
                          (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


            NEVADA                      0-23553                 36-4010347
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)




                          7327 OAK RIDGE HIGHWAY, SUITE B
                KNOXVILLE, TENNESSEE                                 37931
      (Address of principal executive offices)                     (Zip Code)

                                   (423) 769-4011
                (Registrant's telephone number including area code)


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ITEM 5.   OTHER EVENTS.

     Photogen Technologies, Inc., in a press release dated December 1, 1998, filed as Exhibit 99 hereto, announced that it has signed a third research agreement with a Harvard Medical School affiliate.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated December 1, 1998, announcing the signing of a research agreement with a Harvard Medical School affiliate.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Photogen Technologies, Inc.



                                                  By:    /s/ John Smolik
                                                  -----------------------------
                                                  John Smolik, President
Date:     December 4, 1998



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                                   EXHIBIT INDEX

Exhibit                   Description
No.
99                        Press release of the Company, dated December 1, 1998,
                          announcing the signing of a research agreement with
                          a Harvard Medical School affiliate.